Note 13. Other Long-Term Liabilities (Detail) - Other Long-Term Liabilities: (USD $) In Thousands, unless otherwise specified	Oct. 31, 2012	Oct. 31, 2011
Post-retirement obligations (Note 22)	$ 55,516	$ 18,259
Asset retirement obligation (Note 26)	12,570	11,691
Captive insurance liability (Note 24)	2,505	2,616
Restructuring provision (Note 17)	191	3,617
Other	3,686	3,436
Other long-term liabilities	$ 74,468	$ 39,619